EXHIBIT 10.2
                                                                    ------------

                    FIRST AMENDMENT TO ACQUISITION AGREEMENT

     FIRST AMENDMENT TO ACQUISITION AGREEMENT (this "Amendment"), dated as of October 11, 2005, by and among Wien Group, Inc., a New York corporation ("Wien
(NY)"), Wien Group, Inc., a New Jersey corporation ("Wien (NJ)"), Stephen Wien, MM2 Group, Inc., a New Jersey corporation ("MM2"), and Mark Meller and Jerome Mahoney (each a "MM2 Shareholder" and, together, the "MM2 Shareholders"), each herein sometimes being referred to individually as a "party" and collectively as the "parties," is made with reference to the following facts.


                              W I T N E S S E T H:

     WHEREAS, the parties entered into that certain Acquisition Agreement, dated as of July 8, 2005 (the "Acquisition Agreement"), pursuant to which Wien (NY) agreed to merge with and into Wien (NJ) pursuant to a Plan and Agreement of Merger (the "Merger Agreement") between Wien (NY) and Wien (NJ); and

     WHEREAS, the parties proposed, pursuant to the Acquisition Agreement, that Wien (NJ) shall acquire ownership (the "Acquisition") of 100% of both the outstanding Class A Common Shares of MM2 and Class B Common Shares of MM2, as a result of which (a) MM2 will become a wholly-owned subsidiary of Wien (NJ), and
(b) the MM2 Shareholders will receive as consideration for the Acquisition shares of Wien (NJ) Class A Common Stock and Wien (NJ) Class B Common Stock.

     WHEREAS, the parties hereto have agreed to amend the Acquisition Agreement accordance with the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein, the parties hereby agree as follows:

     1. Definitions. Terms used but not defined herein shall have the meanings assigned thereto in the Acquisition Agreement.

     2.   Amendments to Acquisition Agreement.

          (a) Section 2.02(c) of the Acquisition Agreement shall be, and it hereby is, amended and restated in its entirety to read as follows:

               "(c) Fractional shares of Wien (NJ) common stock may be issued in connection with the Acquisition."

          (b) The first two sentences of Section 5.11 of the Acquisition Agreement shall be, and they hereby are, amended and restated in their entirety to read as follows:
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               "The authorized capital stock of Wien (NY) consists of (i)
               25,000,000 shares of common stock, of which 3,697,000 shares are outstanding on the date hereof, and (ii) 1,000 shares of convertible preferred stock, none of which are outstanding. At the Closing, the authorized capital stock of Wien (NJ) will consist of (i) 450,000,000 shares of Class A Common Stock, of which 123,327,333 shares will be outstanding, (ii) 50,000,000 shares of Class B Common Stock, of which 10,000,000 shares will be outstanding, and (iii) 1,000,000 shares of Preferred Stock, none of which will be outstanding."

          (c) Section 9.07(g) of the Acquisition Agreement shall be, and it hereby is, amended and restated in its entirety to read as follows:

               "(g) Immediately after the Reincorporation, the authorized capital stock of Wien (NJ) consists of 450,000,000 shares of Class A Common Stock, 7,394,000 of which are outstanding, 50,000,000 shares of Class B Common Stock, none of which are outstanding, and 1,000,000 shares of Preferred Stock, none of which are outstanding; and"

     3. Counterparts. This Amendment may be executed by the parties hereto individually or in any combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

     4. Acquisition Agreement in Full Force and Effect. All of the provisions of the Acquisition Agreement shall remain in full force and effect from and after the date hereof as amended hereby.

     5.   References to Acquisition Agreement. From and after the date hereof,
(i) all references in the Acquisition Agreement to "this Agreement," "hereof," "herein," or similar terms, (ii) all references to the Acquisition Agreement in each agreement, instrument and other document executed or delivered in connection with the Acquisition Agreement, and (iii) all references to the Acquisition Agreement and all other related documents, shall mean and refer to the Acquisition Agreement as amended by this Amendment.
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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                                              WIEN GROUP, INC.,
                                              a New York corporation


                                              By: ______________________________
                                                  Name:
                                                  Title:





                                              WIEN GROUP, INC.,
                                              a New Jersey corporation


                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              __________________________________
                                              Stephen Wien





                                              MM2 GROUP, INC.


                                              By: ______________________________
                                                  Name:  Mark Meller
                                                  Title: Chief Executive Officer


                                              __________________________________
                                              Mark Meller


                                              __________________________________
                                              Jerome Mahoney